UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-31857	77-0554122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Riverfront Plaza Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (607) 974-9000

275 Gibraltar Drive
Sunnyvale, California 94089
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 7, 2016, Alliance Fiber Optic Products, Inc., a Delaware corporation (the “Company”), Corning Incorporated, a New York corporation (“Corning”), and Apricot Merger Company, a Delaware corporation (“Merger Sub”) and an indirect wholly owned subsidiary of Corning, entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the acquisition of control of the Company by Corning at a purchase price of $18.50 per share.

Pursuant to the Merger Agreement, on April 21, 2016, Merger Sub commenced a cash tender offer (the “Offer”) to purchase all outstanding shares of the common stock, par value $0.001 per share, of the Company (the “Shares”), at a price of $18.50 per share, net to the holder thereof in cash, without interest and less any applicable withholding tax (such amount, the “Offer Price”), on the terms and subject to the conditions set forth in the Offer to Purchase, dated April 21, 2016 (as amended or supplemented from time to time, the “Offer to Purchase”) and in the related letter of transmittal.

On June 6, 2016, Corning announced the completion of the Offer which expired at 5:00 p.m. (New York City time) on June 3, 2016. According to American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), as of the Offer expiration, a total of approximately 12,306,701 Shares were validly tendered and not properly withdrawn, representing approximately 77% of the Shares then outstanding on a fully diluted basis. On June 6, 2016, Corning announced that Merger Sub had accepted for payment in accordance with the terms of the Offer all Shares that were validly tendered and not withdrawn prior to the expiration of the Offer. In addition, as of such date, the Depositary had received commitments to tender approximately 454,868 Shares in accordance with the guaranteed delivery procedures described in the Offer to Purchase. As a result, a change of control of the Company occurred on June 3, 2016.

Based on the per Share consideration of $18.50 and the number of Shares accepted for payment by Merger Sub, the value of the Shares purchased in connection with the Offer was approximately $236,089,026.50.

Following the acceptance of the Shares for purchase pursuant to the Offer, and pursuant to the terms and conditions of the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving as an indirect wholly owned subsidiary of Corning, on June 6, 2016 in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”), which authorizes the consummation of the Merger without a vote or meeting of stockholders of the Company. At the effective time of the Merger (the “Effective Time”), each outstanding Share not tendered in the Offer (other than Shares held as treasury stock of the Company, Shares owned by Corning or any subsidiary of Corning, and Shares held by a holder who is entitled to demand and properly exercises and perfects its demand for appraisal of such Shares in time and for such Shares in accordance with Section 262 of the DGCL) was converted into the right to receive the Offer Price.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was included as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 8, 2016, and which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company will no longer fulfill the numerical listing requirements of The NASDAQ Stock Market (“NASDAQ”). Accordingly, on June 6, 2016, at the Company’s request, NASDAQ will file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 thereby effecting the delisting of the Shares from NASDAQ.

Item 3.03. Material Modification to Rights of Security Holders.

At the effective time of the Merger, each issued and outstanding Share (other than Shares held as treasury stock of the Company, Shares owned by Corning or any subsidiary of Corning, and Shares held by a holder who is entitled to demand and properly exercises and perfects its demand for appraisal of such Shares in time and for such Shares in accordance with Section 262 of the DGCL) was converted into the right to (i) receive from the Company the Offer Price or (ii) seek appraisal of such Shares under Delaware law.

The information set forth in Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of the acceptance of the Shares in the Offer, a change in control of the Company has occurred.

The total amount of funds required by Merger Sub to purchase the Shares in the Offer was approximately $236,089,026.50.  Internal sources of funds were used to complete the acquisition.

The information set forth in Items 2.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, the bylaws of Merger Sub as in effect immediately prior to the Effective Time became the bylaws of the Company, except that in each case the name of the Company set forth therein was changed to “Alliance Fiber Optic Products, Inc.”

The bylaws of the Company as so amended is attached as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1
Agreement and Plan of Merger, by and among the Company, Corning and Merger Sub, dated as of April 7, 2016 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 8, 2016).

3.1	Amended and Restated Bylaws of Alliance Fiber Optic Products, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2016	ALLIANCE FIBER OPTIC PRODUCTS, INC.

	By:	/s/ William Juan
William Juan
Secretary

Exhibit Index

Exhibit Number	Description

2.1
Agreement and Plan of Merger, by and among the Company, Corning and Merger Sub, dated as of April 7, 2016 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 8, 2016).

3.1	Amended and Restated Bylaws of Alliance Fiber Optic Products, Inc.